EXHIBIT 99

                         AGREEMENT RELATING TO FILING OF
                           JOINT STATEMENT PURSUANT TO
                 RULE 13d-1(k) UNDER THE SECURITIES ACT OF 1934

          The  undersigned  agree  that  Amendment  No.  4 to the  Statement  on
Schedule 13G to which this Agreement is attached is filed on behalf of each of them. Date: February 11, 2003

1st STATE BANCORP, INC. EMPLOYEE STOCK OWNERSHIP PLAN TRUST

By Its Trustees:

/s/ T. Scott Quakenbush                                     February 11, 2003
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T. Scott Quakenbush, as Trustee                             Date


/s/ Ernest A. Koury                                         February 11, 2003
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Ernest A. Koury, as Trustee                                 Date


/s/ Bernie C. Bean                                          February 11, 2003
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Bernie C. Bean, as Trustee                                  Date


1st STATE BANCORP, INC. DEFERRED COMPENSATION PLAN

By Its Trustees:

/s/ James G. McClure                                        February 11, 2003
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James G. McClure, as Trustee                                Date


/s/ Virgil L. Stadler                                       February 11, 2003
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Virgil L. Stadler, as Trustee                               Date


/s/ Richard H. Shirley                                      February 11, 2003
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Richard H. Shirley, as Trustee                              Date



/s/ James G. McClure                                        February 11, 2003
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James G. McClure, as an Individual Stockholder              Date


/s/ Virgil L. Stadler                                       February 11, 2003
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Virgil L. Stadler, as an Individual Stockholder             Date


/s/ Richard H. Shirley                                      February 11, 2003
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Richard H. Shirley, as an Individual Stockholder            Date

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/s/ T. Scott Quakenbush                                     February 11, 2003
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T. Scott Quakenbush, as an Individual Stockholder           Date


/s/ Ernest A. Koury                                         February 11, 2003
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Ernest A. Koury, as an Individual Stockholder               Date


/s/ Bernie C. Bean                                          February 11, 2003
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Bernie C. Bean, as an Individual Stockholder                Date